UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2021

Diamond S Shipping Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-38771	94-1480128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Benedict Place, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 413-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value per share	DSSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Election of Directors.

As previously disclosed, on March 31, 2021, Diamond S Shipping Inc., a Republic of the Marshall Islands corporation (“Diamond S”), International Seaways, Inc., a Republic of the Marshall Islands corporation (“INSW”), and Dispatch Transaction Sub, Inc., a Republic of the Marshall Islands corporation and wholly-owned subsidiary of INSW (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Diamond S and INSW have agreed, subject to the terms and conditions of the Merger Agreement, to effect a stock-for-stock merger of their respective businesses whereby Merger Sub will merge with and into Diamond S, resulting in Diamond S surviving the merger as a wholly owned subsidiary of INSW (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) the Board of Directors of INSW (the “INSW Board”) will consist initially of ten (10) directors comprised of (i) a chairman, designated by INSW, (ii) six (6) additional directors designated by INSW that are reasonably acceptable to Diamond S and (iii) three (3) additional directors designated by Diamond S that are reasonably acceptable to INSW. As previously announced, at the Effective Time, the chairman of the INSW Board is expected to be Douglas D. Wheat, Lois K. Zabrocky is expected to be one of the INSW designees to the INSW Board and Craig H. Stevenson, Jr. is expected to be one of the Diamond S designees to the INSW Board. In anticipation of the closing of the Merger, Diamond S has selected Alexandra K. Blankenship and Nadim Qureshi, in addition to Mr. Stevenson, as the Diamond S’ designees to the INSW Board with effect upon the Effective Time.

Forward-Looking Statements

This release contains forward-looking statements. In addition, INSW or Diamond S may make or approve certain statements in future filings with the U.S. Securities and Exchange Commission (“SEC”), in press releases, or in oral or written presentations by representatives of INSW or Diamond S. All statements other than statements of historical facts should be considered forward-looking statements. These matters or statements may relate to the parties’ planned merger and their plans to issue dividends, their prospects, including statements regarding vessel acquisitions, trends in the tanker markets, and possibilities of strategic alliances and investments. Forward-looking statements are based on INSW’s and Diamond S’ current plans, estimates and projections, and are subject to change based on a number of factors. Investors should carefully consider the risk factors outlined in more detail in the Annual Report on Form 10-K for 2020 for INSW and Diamond S, INSW’s and Diamond S’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, the registration statement on Form S-4 that includes a joint proxy statement that also constitutes a prospectus of INSW that was filed with the SEC on Form 424B3 on June 11, 2021 (the “Joint Proxy Statement/Prospectus”) and in similar sections of other filings made by INSW and Diamond S with the SEC from time to time. Neither INSW nor Diamond S assumes any obligation to update or revise any forward-looking statements. Forward-looking statements and written and oral forward-looking statements attributable to INSW, Diamond S or their respective representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports previously or hereafter filed by INSW or Diamond S with the SEC.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between INSW and Diamond S. In connection with the proposed transaction, INSW and Diamond S have filed with the SEC the Joint Proxy Statement/Prospectus. The Joint Proxy Statement/ Prospectus was first mailed to stockholders of INSW and shareholders of Diamond S on or about June 11, 2021. INSW and Diamond S may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document which INSW or Diamond S may file with the SEC. Investors and security holders of INSW and Diamond S are urged to read the Joint Proxy Statement/Prospectus and all other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about INSW, Diamond S, the transaction and related matters. Investors are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by INSW and Diamond S through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by INSW will be made available free of charge on INSW’s investor relations website at https://www.intlseas.com/investor-relations. Copies of documents filed with the SEC by Diamond S will be made available free of charge on Diamond S’ investor relations website at https://diamondsshipping.com/investor-relations.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

INSW, Diamond S and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of INSW and Diamond S securities in connection with the contemplated transaction. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC by INSW and Diamond S. These documents are available free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND S SHIPPING INC.

By:	/s/ Kevin Kilcullen
Name: Kevin Kilcullen Title: Chief Financial Officer

Date: June 30, 2021